UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08076

Exact name of registrant as specified in charter:	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2011

Item 1. Reports to Stockholders.

Closed-end funds have a one-time initial public offering and then are subsequently traded on the secondary market through one of the stock exchanges. The investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries. Concentrating investments in a single country, region or industry may subject a fund to greater price volatility and risk of loss than more diverse funds. Investors should consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A copy of the prospectus for Aberdeen Australia Equity Fund, Inc. and Aberdeen Chile Fund, Inc. that contains this and other information about the fund may be obtained by calling 866-839-5205. Please read the prospectus carefully before investing. Investing in funds involves risk, including possible loss of principal. Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE

Letter to Shareholders (unaudited)

December 8, 2011

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (the “Fund”) for the twelve-month period ended October 31, 2011. The Fund’s principal investment objective is to seek long-term capital appreciation by investing primarily in equity securities of telecommunications and infrastructure companies in emerging markets.

Net Asset Value Performance

For the year ended October 31, 2011, the total return to shareholders of the Fund based on the net asset value (“NAV”) of the Fund was (1.2)% assuming reinvestment of dividends versus a return of 1.9% for the Fund’s benchmark, the MSCI Emerging Markets (“EM”) Telecommunications Services Index 10/40. Based on market price, the Fund’s total return was (2.8)% during the period, assuming reinvestment of dividends.

Share Price Performance

The Fund’s share price decreased 5.50% over the twelve month period from $19.08 on October 31, 2010 to $18.03 on October 31, 2011. The Fund’s share price on October 31, 2011 represented a discount of 9.9% to the NAV per share of $20.02 on that date, compared with a discount of 8.3% to the NAV per share of $20.80 on October 31, 2010. As of December 8, 2011, the share price was $17.63, representing a discount of 11.2% to the NAV per share of $19.85.

Market Review

The Fund finished the year down modestly and trailed the MSCI EM Telecommunication Services Index 10/40 benchmark. The MSCI Emerging Market Telecommunications Index outperformed the broader MSCI Emerging Markets Index materially reflecting the comparative defensiveness of telecoms stocks.

The past 12 months has proved very challenging for equities. In the second fiscal quarter, Japan’s earthquake and nuclear disaster sparked a widespread market retreat. Monetary tightening in emerging markets to tackle rising inflation, driven primarily by politically-sensitive food prices, as well as growing unrest in the Middle East, also worried investors. This then contributed to a spike in oil prices and other commodities. The debt crises on both sides of the Atlantic, accompanied by growing fears of contagion from Europe, coupled with political wrangling that took the U.S. to the brink of default, also triggered sharp falls in global stock markets.

Despite these economic woes, the growth of telecommunications has continued apace in emerging markets. There are now 5.9 billion mobile-cellular subscriptions. In developing markets, 25% of homes have a computer and 20% have Internet access, up from 20% and 13% three years ago. Indeed, by mid-2011 2G and 3G population coverage has reached 90% and 45%, respectively, in 2011 (The World in 2011 – ICT Facts and Figures).

During the fiscal period, the major contributors to the performance of the Fund were principally telecoms as opposed to infrastructure stocks and included Mobile Telesystems, the Russian operator, Advanced Information Services, the Thai mobile operator, Taiwan Mobile, DIGI.Com, the Malaysian mobile operator, and Bharti, the leading Indian telecommunications operator. The exception to the infrastructure stocks was Ultrapar, the Brazilian energy company, which was also a strong performer assisted by strong results and an improvement in its corporate governance. The Fund also benefited from not holding a number of stocks that under performed, notably Turkcell and Reliance Communications.

Detractors from performance included Safaricom, the Kenyan operator, which has been confronted by tough competition, Vimpelecom, the Russian operator, which acquired Wind Telecom and America Movil, which has lagged in part as it awaits the result of an anti-monopoly filing. Two infrastructure stocks, Tenaris, which has suffered from margin pressure due to higher material costs, and Swire Pacific, also detracted from the Fund’s performance over the period.

As discussed in previous reports, most of the Fund’s private placement holdings are technology oriented venture capital funds. The most recent twelve-month period saw significant volatility in the equity markets as well as a decrease in the overall portfolio value. Write-ups or write downs of private placement holdings generally lag behind the recovery of or decline in the public markets. Increases are driven by increased acquisition, IPO and venture capital financing activity, while write-downs reflect the share price decreases of some public companies held by the private placement holdings and the manager’s judgment with respect to any impairment of value.

Despite difficult and volatile markets that were the hallmark of the last twelve months, private placement holdings such as TCV IV benefitted from the appreciation of some holdings and were able to effect some successful exits. These exits were principally in holdings that had successful initial public offerings in the past.

Distributions in this period increased from the previous twelve months from $696,716 to $1,757,633. In the current period, two funds made significant distributions: Concord II ($598,954) and TCV IV ($523,482).

The investment pace of the funds decreased, ETF funded $22,500 in capital calls during the period, versus $278,666 in the twelve months prior. As of October 31, 2011, ETF had 6.1% of its total capital

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	1

Letter to Shareholders (unaudited) (concluded)

December 8, 2011

commitment still unfunded in its active investments. It is unlikely that the General Partner will implement capital calls for new investments.

Outlook

Growth continues to be moderate as domestic demand is showing signs of moderation owing in part to the lagged impact of tightening measures. External demand has also hit a soft patch mainly because of weakness in the U.S. and Europe. Manufacturing Purchasing Managers Index (“PMI”) points to further weakness as the global economy teeters on the edge of recession. However, more encouragingly, global food prices now appear to be trending downward. Of the forty Emerging Market countries that have reported September Consumer Price Index (“CPI”) inflation, only seven reported that food inflation was still rising in September and only ten countries reported an increase in headline inflation. Consequently, despite negative real interest rates, many central banks have paused their rate hiking cycles amid fears of a renewed recession. Monetary policy, therefore, is likely to remain accommodating with some countries including Indonesia, Brazil and Turkey having recently cut rates on concern over the global economic outlook.

Emerging economies continue to benefit from more sound fundamentals than developed economies which have an average public debt ratio of more than 100% of GDP, up sharply from 75% before the 2008 financial crisis and in sharp contrast to the average emerging market which has an equivalent ratio of just 35% of GDP. Indeed, most emerging economies are close to budget balance whilst developed economies are still running extraordinarily high deficits.

Again from an industry perspective, the outlook for mobile traffic forecasts is encouraging. The growing affordability and number of mobile devices such as tablets, dongles, smartphones and connected devices is expected to stimulate the growth in mobile data traffic. Machine-to-machine applications, social networking, video consumption and TV content are generating significant amounts of data on mobile networks prompting the ITU UMTS Forum (January 2011) to forecast total worldwide mobile traffic in 2020 to be 33 times that of 2010. It comes as no surprise that operators globally are looking to invest in ‘4G’ or Long Term Evolution (“LTE”) as they seek to deploy the most efficient technologies available to them. In a recent GSM/3G market / technology update the Global Mobile Suppliers Association note that some 248 operators in 87 countries are investing in LTE.

Infrastructure investment more generally also looks to provide attractive investment opportunities as governments seek to keep pace with fast-growing populations, associated urbanization and the additional infrastructure requirements which are driven by these developments this including roads, railways, power plants and of course telecommunications. A recent study carried out by Cambridge University and Royal Bank of Scotland Group suggested that infrastructure spending in emerging markets could reach US$20 trillion over the next 20 years, up 158% compared with the previous two decades. Asia is expected to account for around three-quarters of that.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of recent distributions, please contact Aberdeen Asset Management Inc. by:

•    Calling toll free at 1-866-839-5205 in the United States,

•    Emailing InvestorRelations@aberdeen-asset.com, or

•    Visiting the website at www.aberdeenetf.com.

For additional information about Aberdeen Closed-End Funds, please visit our Closed-End Investor Center at www.aberdeen-asset.us/cef.

From the site you will also be able to review performance, download literature and sign up for email services. The site houses topical information about the funds, including fact sheets from Morningstar that are updated daily and monthly manager reports. If you sign up for our email service online, we can ensure that you will be among the first to know about Aberdeen’s latest closed-end fund news.

Included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communications from Aberdeen.

Yours sincerely,

Christian Pittard
President

2	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Dividend Reinvestment and Direct Stock Purchase Plan

The Fund has a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is sponsored and administered by Computershare Trust Company, N.A., the Fund’s transfer agent.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through our transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Portfolio Summary (unaudited)

October 31, 2011

Geographic Asset Breakdown

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	3

Portfolio Summary (continued) (unaudited)

October 31, 2011

Top 10 Holdings, by Issuer (unaudited)

October 31, 2011

	Holding	Sector	Country	Percent of Net Assets
1.	América Móvil S.A.B. de C.V., Series L	Wireless Telecommunication Services	Mexico	9.2%
2.	Taiwan Mobile Co., Limited	Wireless Telecommunication Services	Taiwan	8.0%
3.	China Mobile Limited	Wireless Telecommunication Services	China	7.8%
4.	MTN Group Limited	Wireless Telecommunication Services	South Africa	6.3%
5.	Bharti Airtel Limited	Wireless Telecommunication Services	India	5.5%
6.	Advanced Info Service Public Co., Limited	Wireless Telecommunication Services	Thailand	5.1%
7.	Digi.Com BHD	Wireless Telecommunication Services	Malaysia	5.0%
8.	Samsung Electronics Co., Limited	Semiconductors & Semiconductor Equipment	South Korea	4.3%
9.	PT Telekomunikasi Indonesia Tbk	Diversified Telecommunication Services	Indonesia	3.7%
10.	Maroc Telecom	Diversified Telecommunication Services	Morocco	3.5%

Average Annual Returns (unaudited)

October 31, 2011

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	(1.24)%	12.43%	4.19%	10.54%
Market Value	(2.76)%	15.50%	4.08%	11.65%

Aberdeen Asset Management Investment Services Limited has voluntarily waived fees and/or reimbursed expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund typically trades at a price higher or lower than its NAV. Therefore, returns are calculated based on market price and NAV. Past performance is no guarantee of future results. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The annualized gross expense ratio is 1.55%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 1.50%.

4	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Portfolio of Investments

As of October 31, 2011

No. of Shares		Description	Value
EQUITY SECURITIES—97.9%
EQUITY SECURITIES OF TELECOMMUNICATION AND INFRASTRUCTURE COMPANIES IN EMERGING COUNTRIES—95.1%
ARGENTINA—2.0%
ENERGY EQUIPMENT & SERVICES—2.0%
102,000		Tenaris S.A., ADR (cost $4,189,347)	$ 3,244,620
ASIA—0.3%
VENTURE CAPITAL—0.3%
3,622,118	(a)	TVG Asian Communications Fund II, L.P.(b)(c)(d)(e)(f) (cost $812,636)	538,185
BRAZIL—5.8%
OIL, GAS & CONSUMABLE FUELS—2.4%
228,000		Ultrapar Participacoes S.A.	4,063,721
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.1%
169,000		Multiplan Empreendimentos Imobiliarios S.A.	3,417,701
TRANSPORTATION INFRASTRUCTURE—1.3%
149,000		Wilson Sons Limited, BDR	2,108,921
		Total Brazil (cost $9,612,946)	9,590,343
CHILE—2.6%
DIVERSIFIED TELECOMMUNICATION SERVICES—1.2%
100,132		Empresa Nacional de Telecomunicaciones S.A.	1,982,407
ELECTRIC UTILITIES—1.4%
5,600,000		Enersis S.A.	2,273,375
		Total Chile (cost $3,568,296)	4,255,782
CHINA—7.8%
WIRELESS TELECOMMUNICATION SERVICES—7.8%
1,355,172		China Mobile Limited(d) (cost $11,910,073)	12,880,018
HONG KONG—5.0%
MARINE—1.0%
3,788,000		Pacific Basin Shipping Limited(d)	1,727,217
REAL ESTATE MANAGEMENT & DEVELOPMENT—4.0%
586,000		Hang Lung Group Limited(d)	3,550,206
261,500		Swire Pacific Limited(d)	3,025,117
			6,575,323
		Total Hong Kong (cost $9,855,624)	8,302,540
INDIA—9.4%
CONSTRUCTION MATERIALS—2.1%
145,000		Ultratech Cement Limited(d)	3,424,475
IT SERVICES—1.8%
50,400		Infosys Technologies Limited(d)	2,943,640
WIRELESS TELECOMMUNICATION SERVICES—5.5%
1,135,920		Bharti Airtel Limited(d)	9,091,461
		Total India (cost $16,016,089)	15,459,576

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	5

Portfolio of Investments (continued)

As of October 31, 2011

No. of Shares		Description	Value
EQUITY SECURITIES (continued)
EQUITY SECURITIES OF TELECOMMUNICATION AND INFRASTRUCTURE COMPANIES IN EMERGING COUNTRIES (continued) INDONESIA-5.6%

DIVERSIFIED TELECOMMUNICATION SERVICES—3.7%
7,334,954		PT Telekomunikasi Indonesia Tbk(d)	$ 6,117,254
WIRELESS TELECOMMUNICATION SERVICES—1.9%
5,206,356		PT Indosat Tbk(d)	3,118,234
		Total Indonesia (cost $7,886,162)	9,235,488
KENYA—1.9%
WIRELESS TELECOMMUNICATION SERVICES—1.9%
106,089,400		Safaricom Limited(d) (cost $5,804,768)	3,203,423
LATIN AMERICA—0.1%
VENTURE CAPITAL—0.1%
2,286,227	(a)	JP Morgan Latin America Capital Partners, L.P.(b)(c)(d)(e)(f) (cost $666,719)	176,771
MALAYSIA—6.1%
CONSTRUCTION MATERIALS—1.1%
772,000		Lafarge Malayan Cement Bhd(d)	1,775,916
WIRELESS TELECOMMUNICATION SERVICES—5.0%
813,000		Digi.Com BHD(d)	8,371,562
		Total Malaysia (cost $6,923,340)	10,147,478
MEXICO—10.1%
TRANSPORTATION INFRASTRUCTURE—0.9%
114,000		Grupo Aeroportuario del Centro Norte S.A.B. de C.V., ADR	1,537,860
WIRELESS TELECOMMUNICATION SERVICES—9.2%
596,996		América Móvil S.A.B. de C.V., Series L, ADR	15,175,638
		Total Mexico (cost $6,850,393)	16,713,498
MOROCCO—3.5%
DIVERSIFIED TELECOMMUNICATION SERVICES—3.5%
332,000		Maroc Telecom(d) (cost $5,999,978)	5,831,391
PHILIPPINES—1.6%
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.6%
7,000,000		Ayala Land, Inc.(d) (cost $2,563,586)	2,623,963
RUSSIA—4.3%
DIVERSIFIED TELECOMMUNICATION SERVICES—2.2%
328,759		VimpelCom Limited, ADR	3,609,774
WIRELESS TELECOMMUNICATION SERVICES—2.1%
524,000		Mobile Telesystems OJSC(f)	3,432,200
		Total Russia (cost $5,889,821)	7,041,974
SOUTH AFRICA—6.3%
WIRELESS TELECOMMUNICATION SERVICES—6.3%
597,791		MTN Group Limited(d) (cost $8,548,167)	10,390,089

6	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2011

No. of Shares		Description	Value
EQUITY SECURITIES (continued)
EQUITY SECURITIES OF TELECOMMUNICATION AND INFRASTRUCTURE COMPANIES IN EMERGING COUNTRIES (continued)
SOUTH KOREA-4.3%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-4.3%
12,500		Samsung Electronics Co., Limited(d) (cost $6,432,661)	$ 7,105,257
TAIWAN—8.0%
WIRELESS TELECOMMUNICATION SERVICES—8.0%
4,609,206		Taiwan Mobile Co., Limited(d) (cost $7,915,360)	13,207,696
THAILAND—6.7%
CONSTRUCTION MATERIALS—1.6%
215,000		Siam Cement PCL(d)	2,577,760
WIRELESS TELECOMMUNICATION SERVICES—5.1%
1,997,765		Advanced Info Service Public Co., Limited	8,486,599
		Total Thailand (cost $7,716,387)	11,064,359
TURKEY—2.9%
CONSTRUCTION MATERIALS—1.1%
420,000		Cimsa Cimento Sanayi VE Tica(d)	1,815,252
INDUSTRIAL CONGLOMERATES—1.8%
1,137,318		Enka Insaat ve Sanayi AS(d)	2,929,591
		Total Turkey (cost $5,125,788)	4,744,843
GLOBAL—0.8%
VENTURE CAPITAL—0.8%
7,248,829	(a)	Emerging Markets Ventures l, L.P.(b)(c)(d)(e)(f)	502,851
2,400,000	(a)	Telesoft Partners II QP, L.P.(b)(c)(d)(f)	762,336
		Total Global (cost $4,005,168)	1,265,187
		Total Emerging Countries (cost $138,293,309)	157,022,481
EQUITY SECURITIES OF TELECOMMUNICATION AND INFRASTRUCTURE COMPANIES IN DEVELOPED COUNTRIES—2.8%
ISRAEL—2.7%
SOFTWARE—1.4%
39,000		Check Point Software Technologies Limited(c)	2,247,570
VENTURE CAPITAL—1.3%
1,674,587	(a)	BPA Israel Ventures, LLC(b)(c)(d)(e)(f)	452,892
4,000,000	(a)	Concord Ventures Fund II, L.P.(b)(c)(d)(f)	144,816
2,750,000	(a)	Giza GE Venture Fund III, L.P.(b)(c)(d)(f)	527,642
2,000,000	(a)	K.T. Concord Venture Fund, L.P.(b)(c)(d)(f)	88,892
708,684	(a)	Neurone Ventures II, L.P.(b)(c)(d)(e)(f)	114,878
2,001,470	(a)	SVE Star Ventures Enterprises GmbH & Co. No. IX KG(b)(c)(d)(f)	418,908
1,375,001	(a)	Walden-Israel Ventures III, L.P.(b)(c)(d)(f)	401,858
			2,149,886
		Total Israel (cost $10,928,518)	4,397,456

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	7

Portfolio of Investments (concluded)

As of October 31, 2011

No. of Shares		Description	Value
UNITED STATES—0.1%
VENTURE CAPITAL—0.1%
1,952,000	(a)	Technology Crossover Ventures IV, L.P.(b)(c)(d)(e)(f) (cost $480,737)	$ 207,380
		Total Developed Countries (cost $11,409,255)	4,604,836
EQUITY SECURITIES OF COMPANIES PROVIDING OTHER ESSENTIAL SERVICES IN THE DEVELOPMENT OF AN EMERGING COUNTRYS INFRASTRUCTURE—0.0%
ARGENTINA—0.0%
VENTURE CAPITAL—0.0%
1,897,761	(a)	Exxel Capital Partners V, L.P.(b)(c)(d)(f) (cost $380,481)	0
		Total Equity Securities—97.9% (cost $150,083,045)	161,627,317
Principal Amount (000’s)
SHORT-TERM INVESTMENT—1.6%
GRAND CAYMAN—1.6%
$2,713		HSBC Bank USA, overnight deposit, 0.03%, 11/01/11 (cost $2,713,000)	2,713,000
		Total Investments—99.5% (cost $152,796,045)	164,340,317
		Cash and Other Assets, less Liabilities—0.5%	734,659
		Net Assets—100.0%	$165,074,976

(a)  Represents contributed capital.

(b)  Restricted security, not readily marketable. (See Note 7).

(c)  Non-income producing security.

(d)  Using a fair valuation factor as approved by the Board of Directors (the “Board”) under procedures established by the Board. (See Note 2).

(e)  As of October 31, 2011, the aggregate amount of open commitments for the Fund is $2,457,291. (See Note 7).

(f)   Illiquid Security.

ADR American Depositary Receipts.

BDR Brazilian Depositary Receipts.

See Notes to Financial Statements.

8	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Statement of Assets and Liabilities
As of October 31, 2011

Assets
Investments, at value (Cost $152,796,045)	$164,340,317
Cash (including $713,295 of foreign currencies with a cost of $733,741)	713,582
Dividends receivable	278,545
Prepaid expenses	24,002
Total assets	165,356,446
Liabilities
Investment advisory fees payable (Note 3)	139,475
Accrued expenses and other liabilities	141,995
Total liabilities	281,470

Net Assets	$165,074,976
Net Assets consist of
Capital stock, $0.001 par value (Note 5)	$8,247
Paid-in capital	144,512,258
Undistributed net investment income	2,838,806
Accumulated net realized gain on investments and foreign currency related transactions	6,200,571
Net unrealized appreciation on investments and foreign currency translation	11,515,094
Net Assets applicable to shares outstanding	$165,074,976
Net asset value per share, based on 8,246,665 shares issued and outstanding	$20.02

See Notes to Financial Statements.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	9

Statement of Operations
For the Fiscal Year Ended October 31, 2011

Investment Income
Income:
Dividends and other income	$ 6,512,831
Less: Foreign taxes withheld	(612,132)
Total investment income	5,900,699
Expenses:
Investment advisory fees (Note 3)	1,835,955
Custodian’s fees and expenses	180,386
Directors’ fees and expenses	157,828
Legal fees and expenses	96,470
Reports to shareholders and proxy solicitation	69,224
Investor relations fees and expenses (Note 3)	66,612
Independent auditor’s fees and expenses	50,388
Insurance expense	39,013
Administration fees (Note 3)	38,918
Transfer agent’s fees and expenses	24,387
Miscellaneous	63,917
Total expenses	2,623,098
Less: Fee waivers (Note 3)	(96,001)
Net expenses	2,527,097

Net investment income	3,373,602
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Related Transactions

Net realized gain/(loss) on:
Investment transactions*	2,947,318
Foreign currency transactions	(271,500)
Net change in unrealized depreciation of investments and foreign currency translation	(8,592,930)
Net realized and unrealized loss on investments and foreign currency transactions	(5,917,112)
Net decrease in net assets resulting from operations	$ (2,543,510)

* Includes realized gain distributions from underlying venture capital investments of $1,211,846.

See Notes to Financial Statements.

10	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Statement of Changes in Net Assets

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$ 3,373,602	$ 4,664,161
Net realized gain/(loss) on investments and foreign currency related transactions	2,675,818	(1,008,517)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(8,592,930)	23,255,005
Net increase/(decrease) in net assets resulting from operations	(2,543,510)	26,910,649
Dividends and distributions to shareholders from:
Net investment income	(4,411,059)	(3,209,602)
Total increase/(decrease) in net assets resulting from operations	(6,954,569)	23,701,047
Net Assets
Beginning of year	172,029,545	148,328,498
End of year*	$165,074,976	$172,029,545

* Includes undistributed net investment income of $2,838,806 and $4,410,354, respectively.

See Notes to Financial Statements.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.		11

Financial Highlights

	For the Fiscal Years Ended October 31,
	2011	2010	2009	2008	2007

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$20.86	$17.99	$15.24	$29.69	$17.67

Net investment income(a)	0.41	0.57	0.40	0.43	0.01
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(0.72)	2.69	2.71	(14.98)	12.02 (b)

Net increase/(decrease) in net assets resulting from operations	(0.31)	3.26	3.11	(14.55)	12.03

Dividends and distributions to shareholders:
Net investment income	(0.53)	(0.39)	(0.36)	(0.01)	(0.02)

Total dividends and distributions to shareholders	(0.53)	(0.39)	(0.36)	(0.01)	(0.02)

Anti-dilutive impact due to capital shares tendered	—	—	—	0.11	0.01

Net asset value, end of year	$20.02	$20.86	$17.99	$15.24	$29.69

Market value, end of year	$18.03	$19.08	$15.95	$12.66	$28.08

Total Investment Return Based on:
Market value(c)	(2.76% )	22.35%	29.52%	(54.89% )	75.68%
Net asset value	(1.24% )	18.60%	21.35%	(48.64% )	68.20%

Ratio/Supplementary Data
Net assets, end of year (000 omitted)	$165,075	$172,030	$148,328	$125,610	$253,830
Average net assets (000 omitted)	$169,025	$157,099	$131,494	$205,301	$186,460
Ratio of expenses to average net assets	1.50%	1.53%	1.43%	1.37%	1.50%
Ratio of expenses to average net assets, excluding fee waivers	1.55%	1.61%	1.48%	1.42%	1.53%
Ratio of expenses to average net assets, excluding taxes	1.50%	1.53%	1.43%	1.37%	1.50%
Ratio of net investment income to average net assets	2.00%	2.97%	2.51%	1.75%	0.03%
Portfolio turnover rate	49.48%	5.36%	90.65%	34.07%	26.47%

(a)	Based on average shares outstanding.
(b)	The investment adviser fully reimbursed the Fund for a loss on a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced the amount by $0.04.
(c)

Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

See Notes to Financial Statements.

12	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Notes to Financial Statements

October 31, 2011

1. Organization

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (the “Fund”) was incorporated in Maryland on October 12, 1993, and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The Fund trades on the NYSE Amex under the ticker symbol “ETF”.

The Fund seeks long-term capital appreciation by investing primarily in equity securities of telecommunications and infrastructure companies in emerging markets.

Under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, are invested in equity and debt securities of emerging markets telecommunications companies and of infrastructure companies. In addition, under normal market conditions, at least 20% (but not more than 24.9% at the time of purchase) of the Fund’s net assets will be invested in equity and debt securities of companies in the infrastructure industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The U.S. Dollar is used as both the functional and reporting currency.

(a) Security Valuation:

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are typically valued at the last quoted sale price. Effective January 1, 2011, if there is no sale price available, the mean between the bid and ask price provided by an independent pricing service approved by the Board is used. Prior to January 1, 2011, if there was no sale price, the last quoted bid price provided by an independent pricing service was used. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost; which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund’s equity securities that are traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. If the pricing service is unable to provide a fair value for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Fund’s Pricing Committee. This fair valuation model takes into account comparisons to the valuation of American Depositary Receipts (ADRs), exchange-traded funds, futures contracts and certain indices. When the fair value prices are utilized, the value assigned to the foreign securities may not be quoted or published prices of the securities on their primary markets.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	13

Notes to Financial Statements (continued)

October 31, 2011

The Fund values restricted securities at fair value. The Fund’s estimate of fair value assumes a willing buyer and a willing seller, neither of whom are acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

The Fund also invests in venture capital private placement securities, which are classified as Level 3 investments. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these venture capital investments.

For the year ended October 31, 2011, other than described above, there have been no significant changes to the valuation procedures approved by the Board.

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices in active markets for identical investments.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, information provided by the General Partner or investee companies such as publicly traded prices, financial statements, capital statements).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities generally are valued at the last quoted sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the last quoted mean price provided by an independent pricing service. For international equity securities traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time, in order to adjust for events which occur between the close of the foreign exchange they are traded on and the close of the New York Stock Exchange, a fair valuation model is used (as described above). This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts, and certain indices, and these securities are categorized as Level 2.

The following is a summary of the inputs used as of October 31, 2011 in valuing the Fund’s investments carried at value. Refer to the Schedule of Investments for a detailed breakout of the security types:

Investments, at value	Level 1*	Level 2*	Level 3*	Balance as of 10/31/2011
Construction Materials	$–	$9,593,403	$–	$9,593,403
Diversified Telecommunication Services	5,592,181	11,948,645	–	17,540,826
Electric Utilities	2,273,375	–	–	2,273,375
Energy Equipment & Services	3,244,620	–	–	3,244,620
Industrial Conglomerates	–	2,929,591	–	2,929,591
IT Services	–	2,943,640	–	2,943,640
Marine	–	1,727,217	–	1,727,217

14	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2011

Investments, at value	Level 1*	Level 2*	Level 3*	Balance as of 10/31/2011
Oil, Gas & Consumable Fuels	$4,063,721	–	–	$4,063,721
Real Estate Management & Development	3,417,701	9,199,286	–	12,616,987
Semiconductors & Semiconductor Equipment	–	7,105,257	–	7,105,257
Software	2,247,570	–	–	2,247,570
Transportation Infrastructure	3,646,781	–	–	3,646,781
Venture Capital	–	–	4,337,409	4,337,409
Wireless Telecommunication Services	18,607,838	68,749,082	–	87,356,920
Short Term Investments	–	2,713,000	–	2,713,000
Total	$43,093,787	$116,909,121	$4,337,409	$164,340,317

*  For the year ended October 31, 2011, there were no significant transfers in or out of Level 1, Level 2 and Level 3 fair value measurements and there were no significant changes to the fair valuation methodologies.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments, at value	Balance as of 10/31/2010	Accrued discounts/ premiums	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2011
Venture Capital	$6,354,637	$–	$–	$(1,496,113)	$22,500	$(543,615)	$–	$–	$4,337,409
Total	$6,354,637	$–	$–	$(1,496,113)	$22,500	$(543,615)	$–	$–	$4,337,409

Change in unrealized appreciation/depreciation relating to investments still held at October 31, 2011 is $(1,496,113).

(b) Short-Term Investment:

The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co. (“BBH & Co.”), the Fund’s custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

(c) Foreign Currency Transactions:

Foreign currency amounts are translated into U.S. dollars on the following basis:

(I)          market value of investment securities, other assets and liabilities at the valuation date rate of exchange; and

(II)       purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	15

Notes to Financial Statements (continued)

October 31, 2011

currency relative to the U.S. Dollar. When the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(f) Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is ‘‘more likely than not’’ to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal tax returns for each of the four years up to the period ended October 31, 2011, are subject to such review.

(g) Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

3. Agreements and Transactions with Affiliates

(a) Investment Adviser:

Aberdeen Asset Management Investment Services Limited (“AAMISL”) serves as the Fund’s investment adviser with respect to all investments. AAMISL is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAMISL receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund’s average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. AAMISL has agreed to waive a portion of its advisory fee. For the year ended October 31, 2011, AAMISL earned $1,835,955 for advisory services, of which AAMISL waived $96,001.

(b) Fund Administration:

BBH & Co. is the Administrator for the Fund and certain other funds advised by AAMISL and its affiliates (collectively the “Funds”). On June 8, 2011, the Board approved an amendment to the Administration and Agency agreement fee schedule. Effective as of January 1, 2011, the Funds pay BBH & Co. a monthly administration and fund accounting service fee at an annual rate of 0.02% of the Fund’s aggregate assets up to $250 million, 0.015% for the next $250 million and 0.01% in excess of $500 million. Prior to January 1, 2011, the Funds paid BBH & Co. monthly for administrative and fund accounting services, at an annual rate of 0.06% of the Funds’ aggregate assets up to $500 million, 0.0525% for the next $500 million, and 0.0425% in excess of $1 billion.

Each Fund pays its pro rata portion of the fee based on its level of assets. For the year ended October 31, 2011, BBH & Co. earned $38,918 from the Fund for administrative and fund accounting services.

(c) Investor Relations:

Under the terms of the Investor Relations Services Agreement, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMISL, provides investor relations services to the Fund and certain other Funds. For the year ended October 31, 2011, the Fund incurred fees of approximately $66,093 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

(d) Director’s Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares of the Fund. During the year ended October 31, 2011, 2,545 shares were

16	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2011

purchased pursuant to the Directors compensation plan. Directors as a group own less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

For the year ended October 31, 2011, purchases and sales of securities, other than short-term investments, were $83,236,049 and $82,490,016, respectively.

5. Capital

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. As of October 31, 2011 there were 8,246,665 common shares issued and outstanding.

6. Credit Facility

On November 12, 2010, the Fund entered into a joint credit facility along with certain other Funds. The Funds agreed to a $10 million committed revolving joint credit facility with BBH & Co. for temporary or emergency purposes. Under the terms of the joint credit facility, the Funds pay an aggregate commitment fee on the average unused amount of the credit facility. In addition, the Funds pay interest on borrowings at the Overnight LIBOR rate plus a spread. For the year ended October 31, 2011, the Fund had no borrowings under the joint credit facility.

7. Restricted Securities

Certain of the Fund’s investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security	Acquisition Date(s)	Cost	Fair Value At 10/31/11	Percent of Net Assets	Cumulative Distributions Received	Open Commitments
BPA Israel Ventures, LLC	10/05/00 – 12/09/05	$1,160,483	$452,892	0.28	$97,293	$625,413
Concord Ventures Fund II, L.P.	03/29/00 – 12/15/06	2,370,238	144,816	0.09	931,294	–
Emerging Markets Ventures l, L.P.	01/22/98 – 01/10/06	2,719,587	502,851	0.31	7,307,818	851,171
Exxel Capital Partners V, L.P.	05/11/98 – 12/03/98	380,481	–	–	205,185	–
Giza GE Venture Fund III, L.P.	01/31/00 – 11/23/06	1,812,299	527,642	0.32	724,175	–
JP Morgan Latin America Capital Partners, L.P.	04/10/00 – 03/20/08	666,719	176,771	0.11	2,290,424	502,325
K.T. Concord Venture Fund, L.P.	12/08/97 – 09/29/00	1,260,856	88,892	0.05	1,320,492	–
Neurone Ventures II, L.P.	11/24/00 – 12/21/10	171,317	114,878	0.07	401,833	52,500
SVE Star Ventures Enterprises GmbH & Co. No. IX KG	12/21/00 – 08/12/08	1,588,456	418,908	0.26	460,338	–
Technology Crossover Ventures IV, L.P.	03/08/00 – 09/27/10	480,737	207,380	0.13	2,756,679	48,000
Telesoft Partners II QP, L.P.	07/14/00 – 03/01/10	1,285,581	762,336	0.46	1,109,561	–
TVG Asian Communications Fund II, L.P.	06/07/00 – 10/27/05	812,636	538,185	0.33	3,588,719	377,882
Walden-Israel Ventures III, L.P.	02/23/01 – 10/20/10	845,948	401,858	0.24	1,141,882	–
Total		$15,555,338	$4,337,409	2.65	$22,335,693	$2,457,291

The Fund may incur certain costs in connection with the disposition of the above securities.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	17

Notes to Financial Statements (continued)

October 31, 2011

8. Share Repurchase Program

Effective November 1, 2009, the Board of the Fund authorized management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares whenever the Fund’s shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made within the discretion of management if the discount is less than 12%. The Board has instructed management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund’s website on a monthly basis. For the year ended October 31, 2011 the Fund did not repurchase any shares.

9. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include, among others, currency risks, information risk and political risk. Currency risk results from securities denominated in currencies other than U.S. Dollars that are subject to changes in value due to fluctuations in exchange rates. Information risk arises with respect to foreign securities when key information about foreign issuers may be inaccurate or unavailable. Political risk includes future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Other risks of investing in foreign securities include liquidity and valuation risks.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

(b) Risks Associated with Emerging Markets:

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

(c) Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 25% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

(d) Risks Associated with Focus in a Particular Industry:

The Fund focuses its investments in the equity and debt securities of emerging markets telecommunications companies and of infrastructure companies. As a result, the financial, economic, business and political developments in these particular sectors of the market, positive or negative, have a greater impact on the Fund’s net asset value and will cause its shares to fluctuate more than if the Fund did not focus its investments in these particular sectors.

10. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

18	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Notes to Financial Statements (concluded)

October 31, 2011

11. Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the fiscal years ended October 31, 2011 and October 31, 2010 was as follows:

	October 31, 2011	October 31, 2010

Distributions paid from:
Ordinary Income	$4,411,059	$3,209,602
Total tax character of distributions	$4,411,059	$3,209,602

The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to timing differences due to partnership investments. At October 31, 2011, the components of accumulated earnings on a tax basis, for the Fund were as follows:

Undistributed ordinary income	$2,838,806
Capital Loss Carryforward	(815,248)

Unrealized Appreciation	$18,530,912
Total accumulated earnings	$20,554,470

For the year end October 31, 2011, the Fund had a capital loss carry forward for U.S. federal income tax purposes of $815,248. Capital loss carry forwards of $815,248 expire in 2018. It is uncertain whether the Fund will be able to realize the benefits before they expire. For the fiscal year ended October 31, 2011, the capital loss carry forward of $3,982,033 expired. The Fund utilized $1,663,728.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2011 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$145,780,227	$37,829,842	$(19,269,752)	$18,560,090

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $(534,091) has been reclassified from undistributed net investment income and $(3,982,035) from paid in capital to accumulated net realized losses on investments and foreign currency related transactions as a result of permanent differences primarily attributable to partnership investments and the expiration of capital loss carry forwards. These reclassifications have no effect on net assets or net asset values per share.

12. Recent Accounting Pronouncements

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

13. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of October 31, 2011.

Effective November 1, 2011, the Fund’s benchmark was changed from the MSCI EM Telecommunications 10/40 Index to the MSCI EM Infrastructure Index.

The Fund declared a quarterly distribution of $0.03342 per share payable on January 13, 2012 to shareholders of record as of December 30, 2011.

The credit facility with BBH & Co. was renewed for another year and will mature on November 9, 2012.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	19

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (the “Fund”) at October 31, 2011, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and venture capital issuers, provides a reasonable basis for our opinion.

Boston, Massachusetts

December 28, 2011

20	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Tax Information (unaudited)

For the fiscal year ended October 31, 2011, the Fund designated approximately $3,245,662, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2011, complete information will be reported in conjunction with Form 1099-DIV.

The Fund has made an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The amount of foreign taxes that were passed through to shareholders for the year ended October 31, 2011, was $612,132. The amount of foreign source income was $6,543,036. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 2011.

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-866-839-5205;

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	21

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, ages, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s investment adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Independent Directors

Enrique R. Arzac c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 70	Chairman of the Board of Directors, Nominating Committee Chairman and Audit and Valuation Committee Member	Since 1996; Chairman since 2005; current term ends at the 2013 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University (Since 1971).	5

Director of Epoch Holding Corporation; Director of The Adams Express Company; Director of Petroleum and Resources Corporation; Director of Mirae Asset Management (6); Director of Credit Suisse Funds (3); Director of Credit Suisse Asset Management Income Fund Inc. and Credit Suisse High Bond Yield Fund

James J. Cattano c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 68	Director, Nominating and Cost Review Committee Member and Audit and Valuation Committee Chairman	Since 1993; current term ends at the 2013 annual meeting	President of Costal Trade Corporation (international trade) (Since October 2011). Previously, President, Primary Resources Inc. (agricultural and raw materials) (October 1996 to September 2011).	5	Director of Credit Suisse Asset Management Income Fund, Inc. and Director of Credit Suisse High Yield Bond Fund

Gregory Hazlett c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 46	Director, Nominating and Audit and Valuation Committee Member	Since 2009; current term ends at the 2014 annual meeting	Head of Global Equity Strategies at PIMCO (Since March 2010); Strategic Advisor at Keywise Capital Management (Hong Kong) Ltd (August 2009-March 2010); Senior Vice President and Chief Investment Officer of The Children’s Hospital of Philadelphia (November 2005-December 2007); Managing Director Global Equities of Howard Hughes Medical Institute (June 1998-March 2005).	1	Director of PXP Lotus Fund; Director of PXP Vietnam Emerging Markets Equity Fund

Steven N. Rappaport c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 63	Director, Nominating and Audit and Valuation Committee Member	Since 2006; current term ends at the 2012 annual meeting	Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) (Since January 2004).	5	Director of iCAD, Inc.; Director of Presstek, Inc.; Director of Credit Suisse Funds (3); Director of Credit Suisse Asset Management Income Fund Inc. and Credit Suisse High Yield Bond Fund

22	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Martin M. Torino c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 62	Director, Nominating and Audit and Valuation Committee Member	Since 1993; current term ends at the 2014 annual meeting	President of TA USA (agricultural sector) (Since May 1991); President of Rio Chalchoqui SA (food and beverages) (Since June 2007); and President of Expreso Morell SA (manufacturing) (Since December 2009).	3	Director of San Lucas S.A.

Interested Directors

Alexander E. Zagoreos c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 74	Director	Director since 2011; Term expires 2012	Senior Advisor to Lazard Asset Management (Since 2006); Partner and Managing Director (1977-2006).	1	Director, World Trust Fund, Alpha Andromeda Fund, and Probank (Athens); Chairman, Utilico Emerging Markets Trust, The Taiwan Opportunities Fund, and The Egypt Trust.

*

As of December 2011, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., The Singapore Fund Inc., The India Fund Inc., The Asia-Tigers Fund Inc., and the Aberdeen Funds have a common Investment Manager and/or Investment Adviser with the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

Information Regarding Officers who are not Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Christian Pittard* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 38	President	Since July 2009

Currently Group Head of Product Development for and Director of Aberdeen Asset Managers Ltd Director of the Fund’s investment adviser, Aberdeen Asset Management Investment Services Limited (January 2010-Present) and Aberdeen Fund Management Limited (January 2010-Present). Previously Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (Since June 2005) of Aberdeen Asset Management Inc. (“AAMI”); Member of Executive Management Committee of Aberdeen Asset Management PLC (Since August 2005); Managing Director of Aberdeen Asset Managers (C.I.) Limited (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (affiliate of the Fund’s Investment Manager Investment Adviser and Investment Sub-Adviser) (from 2000 to May 2005).

Jeffery Cotton* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 34	Chief Compliance Officer	Since March 2011

Mr. Cotton joined Aberdeen in 2010 as Head of Compliance in the US, with responsibility for the Advisor, Funds, and Broker-Dealer Compliance Programs. Prior to joining Aberdeen, Jeff was a Senior Compliance Officer at Old Mutual Asset Management supporting its affiliated investment advisers and mutual fund platform. Jeff was also a VP, Senior Compliance Manager at Bank of America/Columbia Management and an examiner in NASD’s New York District Office.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	23

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Jennifer Nichols* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 33	Vice President and Chief Compliance Officer	Since July 2009 (Vice President);

Currently, Director, Vice President and Head of Legal – Americas for AAMI. Ms. Nichols joined AAMI in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006).

Andrea Melia* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 42	Treasurer and Chief Financial Officer	Since November 2009

Currently, Vice President and Head of Fund Accounting for AAMI. Ms. Melia joined AAMI in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Megan Kennedy* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 37	Vice President and Secretary	Since July 2009

Currently, Head of Product Management for AAMI. Ms. Kennedy joined AAMI in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Alan Goodson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 37	Vice President	Since July 2009

Currently, Head of Product and Vice President of AAMI. Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

Joanne Irvine c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 43	Vice President	Since July 2009	Currently, Head of Emerging Markets Ex. Asia on the global emerging markets equities team in London. Ms. Irvine joined Aberdeen in 1996 in a group development role.

Devan Kaloo* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 39	Vice President	Since July 2009

Currently, serves as Head of Global Emerging Markets. Mr. Kaloo joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks.

Nick Robinson c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 33	Vice President	Since 2011

Currently Director and Head of Brazilian Equities, of Aberdeen’s operations in São Paulo. Nick joined Aberdeen in 2000 and spent eight years on the North American Equities desk, including three years based in Aberdeen’s US offices. In 2008 he returned to London to join the global emerging markets equities team. Mr. Robinson relocated to São Paulo in 2009.

Lucia Sitar* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 40	Vice President	Since July 2009	Currently, U.S. Counsel for AAMI. Ms. Sitar joined AAMI in July 2007

24	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Tim Sullivan* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 50	Vice President	Since July 2009	Currently, Head of Product Development for AAMI. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.

Hugh Young** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 53	Vice President	Since July 2009

Mr. Young is currently a member of the Executive Management Committee of Aberdeen Asset Management PLC. He has been Managing Director of Aberdeen Asset Management Asia Limited (“AAMAL”), since 1991. Mr. Young also served as a Director of Aberdeen Asset Managers (C.I.) Limited from 2000 to June 2005 and a Director of AAMAL since 2000.

Sharon Ferrari* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 34	Assistant Treasurer	Since June 2011

Currently, Fund Accounting Manager for AAMI. She joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining AAMI, she was an Accounting Analyst at Delaware Investments.

*    As of December 2011, Messrs. Pittard, Cotton, Goodson, Kaloo, Robinson and Sullivan and Mses. Nichols, Irvine, Melia, Kennedy, Sitar and Ferrari hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., The Singapore Fund, Inc., The Singapore Fund Inc., The India Fund Inc., The Asia-Tigers Fund Inc., and the Aberdeen Funds each of which may also be deemed to be a part of the same “Fund Complex.”

**  Mr. Young serves as an Interested Director on the Aberdeen Australia Equity Fund, Inc. which has a common Investment Manager and/or Investment Adviser with the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	25

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Corporate Information

Directors	Administrator & Custodian
Enrique R. Arzac, Chairman	Brown Brothers Harriman & Co.
James J. Cattano	40 Water Street
Gregory A. Hazlett	Boston, MA 02109
Steven N. Rappaport
Martin M. Torino	Shareholder Servicing Agent
Alexander Zagoreos	Computershare Trust Company, N.A.
P.O. Box 43078
Officers	Providence, RI 02940
Christian Pittard, President
Jeffrey Cotton, Vice President and Chief Compliance Officer	Independent Registered Public Accounting Firm
Andrea Melia, Treasurer and Chief Financial Officer	PricewaterhouseCoopers LLP
Megan Kennedy, Vice President and Secretary	125 High Street
Alan Goodson, Vice President	Boston, MA 02110
Joanne Irvine, Vice President
Devan Kaloo, Vice President	Fund Legal Counsel
Jennifer Nichols, Vice President	Willkie Farr & Gallagher LLP
Nick Robinson, Vice President	787 Seventh Avenue
Lucia Sitar, Vice President	New York, NY 10019
Tim Sullivan, Vice President
Hugh Young, Vice President	Independent Director Legal Counsel
Sharon Ferrari, Assistant Treasurer	Goodwin Procter LLP
901 New York Avenue
Investment Adviser	Washington, DC 20001
Aberdeen Asset Management Investment Services Limited
Bow Bells House	Investor Relations
1 Bread Street	Aberdeen Asset Management Inc.
London, United Kingdom	1735 Market Street, 32nd Floor
EC4M 9HH	Philadelphia, PA 19103
1-866-839-5205
InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Investment Services Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. are traded on the NYSE Amex Exchange under the symbol “ETF”. Information about the Fund’s net asset value and market price is available at www.aberdeenetf.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2. Code of Ethics.

As of October 31, 2011, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”). A Copy of the Code of Ethics is filed with this Form N-CSR as Exhibit 12(a)(1). During the period covered by the report, there were no material changes to the Code of Ethics. The Code of Ethics is included as Exhibit 12(a)(1). During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The Board of the Directors of the Registrant has determined that each of the following members of the Board’s Audit and Valuation Committee qualifies as an “Audit Committee Financial Expert,” as that term is defined in Item 3 of Form N-CSR: Enrique R. Arzac and Steven N. Rappaport.  Mr. Arzac and Mr. Rappaport are both considered by the Board to be “Independent Directors,” as that term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) through (d).  Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b)1 Audit Related Fees	(c) 2 Tax Fees	(d) All Other Fees
October 31, 2011	$42,600	$0	$7,000	Nil
October 31, 2010	$42,600	$3,300	$7,000	Nil

(1) Services include agreed-upon procedures in connection with the Registrant’s semi-annual financial statements ($3,300 in 2010 and $0 in 2011).

(2) Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

(e) Below are the Registrant’s Pre-Approval Policies and Procedures

(1)

Pre-Approval Policies and Procedures.  The Audit and Valuation Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Aberdeen and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the one or more of its members (the “Delegate”), and the Delegate shall report to the Committee, at its next regularly scheduled meeting after the Delegate’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Aberdeen or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Aberdeen and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit and Valuation Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) Non-Audit Fees

The aggregate fees billed by PwC for non-audit services rendered to the Registrant and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the Registrant (“Covered Service Providers”) for the fiscal year ended October 31, 2010 was $1,018,100.  The aggregate fees billed by PWC for non-audit services rendered to the Registrant, AAMISL and any Covered Service Providers for the fiscal year ended October 31, 2011 was $2,622,609

(h) The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant has a separately designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

For the fiscal year ended October 31, 2011, the Audit and Valuation Committee members were:

Enrique R. Arzac

James Cattano

Walter Eberstadt*

Gregory Hazlett

Steven N. Rappaport

Martin Torino

*Mr. Eberstadt retired from the Board of Directors and Audit and Valuation Committee effective November 8, 2011.

(b) Not applicable

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Adviser’s proxy voting policies and material amendments thereto.  The Registrant’s Board of Directors most recently ratified the proxy voting policies of the Investment Adviser in June 2010.

The proxy voting policies of the Registrant are included herewith as  Exhibit A and policies fo the Investment Adviser are included as Exhibit B.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1) The information in the table below is as of October 31, 2011.

Individual & Position	Services Rendered	Past Business Experience
Devan Kaloo

Head of global emerging markets, responsible for the London based Global Emerging Markets team, which manages Latin America and EMEA equities, and also has oversight of GEM input from the Asia team based in Singapore.

Joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks. Previously, worked for Martin Currie on the North American desk before transferring to the global asset allocation team and then Asian portfolios.

Andy Brown	Responsible for investment management on the global emerging markets equities team	Joined Aberdeen in May of 2005 after graduation from St. Andrews University, Scotland.
Stephan Parr	Responsible for investment management on the global emerging markets equities team

Joined Aberdeen in July 2009 via the acquisition of Credit Suisse Asset Management. Currently an investment manager. Previously, Mr. Parr worked for Energis Communications as Head of Strategy. Prior to that he worked for Ernst & Young Management Consultants as a Managing Consultant.

Fiona Manning	Responsible for investment management on the global emerging markets equities team	Joined Aberdeen in 2005 via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses.
Nick Robinson	Responsible for investment management on the global emerging markets equity team and Director of Aberdeen’s operations in São Paulo

Joined Aberdeen in 2000 and spent eight years on the North American Equities desk, including three years based in Aberdeen’s US offices. In 2008 he returned to London to join the global emerging markets equities team. Nick relocated to São Paulo in 2009.

(2)

	Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)
Devan Kaloo	9	5,998.09	22	23,220.30	60	17,289.01
Andy Brown	9	5,998.09	22	23,220.30	60	17,289.01
Stephan Parr	9	5,998.09	22	23,220.30	60	17,289.01
Fiona Morrison	9	5,998.09	22	23,220.30	60	17,289.01
Nick Robinson	9	5,998.09	22	23,220.30	60	17,289.01

Total Assets are as of October 31, 2011 and have been translated into U.S. dollars at a rate of £1.00 = $1.6141.

There were 5 accounts managed by applicable PMs (with assets under management totaling approximately $1,194.00m) with respect to which part of the advisory fee is based on the performance of the account.   The investment  strategies of these accounts are significantly different from those of the Registrant, so the performance fee should not create any conflict between that of the Portfolio Manager (and consequently, the Investment Adviser) and the interest of the Registrant.

(3)  The following is a description of the compensation structure for portfolio managers employed by Aberdeen Asset Management PLC and its subsidiaries, including the Registrant’s Investment Adviser (the “Aberdeen Group”) as of October 31, 2011.

The Aberdeen Group recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of the Aberdeen Group and a long-term incentive plan for key staff members comprised of a mixture of cash, options, and shares.  Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term.  These are directly linked to performance at both a corporate and an individual level.   The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment.  In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers.  When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

Base Salary

The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry.  The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annual Bonus

The Aberdeen Group’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme.  The aggregate incentive compensation pool each year is determined by the board of directors of the parent company, Aberdeen PLC, and is dependent on each Aberdeen Group member’s overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each Aberdeen Group member’s profitability.

Staff performance is reviewed formally once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

In the calculation of each portfolio management team’s bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of the team, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  The split between the two will vary but generally 80% of bonus will be determined by investment related matters, the remaining 20% will be more subjective in nature.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over a broad time frame. The performance of an individual account is not specifically considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters are judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that Fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long-Term Incentives

As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

(4)

(a)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2011
Devan Kaloo	0
Andy Brown	0
Stephan Parr	0
Fiona Morrison	0
Nick Robinson	0

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
November 1, 2010 Through November 30, 2010	0	0	0	824,667
December 1, 2010 through December 31, 2010	0	0	0	824,667
January 1, 2011 through January 31, 2011	0	0	0	824,667
February 1, 2011 through February 28, 2011	0	0	0	824,667
March 1, 2011 through March 31, 2011	0	0	0	824,667
April 1, 2011 through April 30, 2011	0	0	0	824,667
May 1, 2011 through May 31, 2011	0	0	0	824,667
June 1, 2011 through June 30, 2011	0	0	0	824,667
July 1, 2011 through July 31, 2011	0	0	0	824,667
August 1, 2011 through August 31, 2011	0	0	0	824,667

September 1, 2011 through September 30, 2011	0	0	0	824,667
October 1, 2011 through October 31, 2011	0	0	0	824,667
Total	0	0	0	824,667

1The plan was announced December 4, 2003.  On October 26, 2009 the Fund announced that the share repurchase program was to be reinitiated.  The reinitiated program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made at the discretion of management if the discount to net asset value is less than 12%. The authority under the program will be effective beginning November 1, 2009.  The plan does not have an expiration date.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2011, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By: /s/ Christian Pittard
Christian Pittard,
President of
Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Date: January 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

By: /s/ Christian Pittard
Christian Pittard,
President of
Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Date: January 6, 2012

By: /s/ Andrea Melia
Andrea Melia,
Treasurer and Chief Financial Officer of
Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Date: January 6, 2012

EXHIBIT LIST

12(a)(1) – Code of Ethics

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

A – Registrant’s Proxy Voting Policies

B –Investment Adviser’s Proxy Voting Policies